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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of report (Date of earliest event reported): June 14, 2000


                                 ---------------


                                  Red Hat, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   000-26281                 06-1364380
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


              2600 Meridian Parkway
              Durham, North Carolina                         27713
     (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code: 919-547-0012



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Item 5.  Other Events

         On June 14, 2000, Red Hat, Inc. ("Red Hat") and WireSpeed Communications Corporation, a privately held Alabama corporation ("WireSpeed"), announced that they had entered into a Stock Purchase Agreement, dated as of June 13, 2000 (the "Purchase Agreement"), by and among Red Hat, WireSpeed, the shareholders of WireSpeed, and Andrew Bailey, as securityholder agent. In the transaction contemplated by the Purchase Agreement (the "Acquisition"), a subsidiary of Red Hat will acquire all of the issued and outstanding shares of WireSpeed capital stock and assume any outstanding options to purchase WireSpeed capital stock.

         Pursuant to the Purchase Agreement, Red Hat will acquire WireSpeed for:
(i) base consideration comprised of (A) 1,531,232 shares of Red Hat common stock and (B) $10,000 in cash, and (ii) additional consideration, contingent upon the achievement by WireSpeed of certain financial performance goals through February 28, 2002, payable in shares of Red Hat common stock having a market value at the time of payment of up to $49,500,000. A portion of the base consideration shares will be reserved for issuance upon exercise of assumed WireSpeed options. Ten percent of the base consideration shares will be placed in escrow to secure certain indemnification obligations of the WireSpeed shareholders under the Purchase Agreement.

         Red Hat will account for the Acquisition using the purchase method of accounting. The Acquisition is subject to certain customary conditions to closing.

         Red Hat's press release announcing the Acquisition is filed as Exhibit 99 to this report.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits.

             Exhibit No.     Description
             ------------    ----------------------------------------------

                 99          Press release of Red Hat, Inc., dated June 14, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                RED HAT, INC.


                                                By: /s/ Mark H. Webbink
                                                   -----------------------
                                                Name: Mark H. Webbink
                                                     ---------------------
                                                Title: General Counsel
                                                      --------------------


Dated:   June 26, 2000
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                                  EXHIBIT INDEX


           Exhibit No.     Description
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                99         Press release of Red Hat, Inc., dated June 14, 2000